UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: March 31, 2021

Date of reporting period:  March 31, 2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

Pemberwick Fund

Annual Report
March 31, 2021

Pemberwick Fund

Table of Contents

Letter to Shareholders/Commentary	3
Sector Allocation of Portfolio Assets	6
Schedule of Investments	7
Statement of Assets and Liabilities	22
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	25
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Expense Example	35
Statement Regarding Liquidity Risk Management Program	37
Notice to Shareholders	38
Trustees and Officers	39
Approval of the Investment Advisory Agreement and Sub-Advisory Agreement	42
Privacy Notice	46

Pemberwick Fund (Unaudited)

We present the Pemberwick Fund annual report covering the year from April 1, 2020 through March 31, 2021. Portfolio performance information, market commentary and our outlook for the period ended March 31, 2021 follows. We encourage you to carefully review the enclosed information to stay informed.

PORTFOLIO PERFORMANCE AND MARKET REVIEW:
For the fiscal year ended March 31, 2021, the Pemberwick Fund (“Pemberwick”) generated a periodic total investment return of 4.49% net of expenses. The Portfolio’s primary benchmark, the Bloomberg Barclays 1-3 Year US Government/Credit Index returned 1.57% during the same period (the benchmark index does not include expenses). Pemberwick outperformed the benchmark by 2.92% during the period from April 1, 2020 to March 31, 2021. The majority of this outperformance was consistent over the year with larger spikes happening in May 2020, 0.72%; June 2020, 0.59%; and July 2020, 0.38%.  This was a result of spreads on Pemberwick’s floating rate bonds tightening substantially due to the COVID-19 global pandemic and associated drop of interest rates; there has also been a turnaround in market sentiment. The benchmark index holds approximately 72% Treasuries and Agencies while Pemberwick holds approximately 12% Treasuries and Agencies (the large majority of the remaining holdings being corporate bonds issued by financial institutions which significantly outperformed Treasuries during the period), and as such, the benchmark index greatly underperformed Pemberwick during the last year. Spreads on floating rate bonds have tightened and prices have bounced off the lows largely due to the Federal Reserve’s support for the market and the overall economy through various stimulus actions. Since its inception on February 1, 2010, Pemberwick has generated an annual return net of expenses of 1.43% vs. Pemberwick’s benchmark return of 1.61% for the same period (the benchmark index does not include expenses). Pemberwick’s annual return for the 5-year period from April 1, 2016 to March 31, 2021 was 1.71% net of expenses, vs. Pemberwick’s benchmark annual return of 2.00% (the benchmark index does not include expenses). Pemberwick’s annual return for the 10-year period from April 1, 2011 to March 31, 2021 was 1.32% net of expenses, vs. Pemberwick’s benchmark annual return of 1.57% (the benchmark index does not include expenses).

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will change so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-893-4491. The gross expense ratio of the fund was 0.40% as of the July 31, 2020 prospectus. Pemberwick’s advisor has voluntarily undertaken to limit Fund expenses. Such expense limitations may fluctuate and are voluntary and temporary and may be terminated by the advisor at any time without notice.  Pemberwick’s advisor currently voluntarily waives 0.10% of its 0.25% management fee, resulting in a net expense ratio of 0.30% as of July 31, 2020. Please see the prospectus for the gross and net expense ratios as of March 31, 2021.

During the fiscal year ended March 31, 2021 Pemberwick primarily continued its strategy of building a portfolio of investment grade floating rate bonds with laddered maturities during the period from April 1, 2020 through March 31, 2021.  As Pemberwick has relatively level amounts of monthly maturities throughout the duration of the portfolio, Pemberwick believes that it should seldom need to sell bonds to cover redemptions thus greatly minimizing shareholder’s losses during times of economic distress. Since January 2021, Pemberwick has begun reinvesting in floating rate notes and building back up the portfolio after almost a year of limited trading activity once the market began to stabilize after the initial shock of COVID-19.  There is a sizeable amount of cash in the Richman

Pemberwick Fund (Unaudited)

organization, the parent company to the fund’s adviser, currently, which the organization plans to invest into Pemberwick once the supply of bonds that fit the fund’s investment criteria increases.  Currently Pemberwick is having difficulty sourcing bonds with yields sufficient to cover fund expenses due to the current interest rate environment. Our intention is to grow Pemberwick back to $350 million once the bond inventory improves.. We will continue to closely monitor the market and look to keep gradually adding investment grade floating rate bonds to the portfolio as we have maturities and as more bonds become available that cover the Pemberwick expenses.

PORTFOLIO POSITIONING:
As of March 31, 2021, Pemberwick Fund continued to be invested primarily in investment grade floating rate bonds issued by financial institutions with assets greater than $200 billion (73% of Pemberwick’s net assets, with a weighted average duration of 1.24 years) and a small percentage of fixed rate bonds (9% of Pemberwick’s net assets, with a weighted average duration of 1.76 years) and securities issued by the US Treasury and Agencies (12% of Pemberwick’s net assets, with a weighted average duration of 1.79 years). Pemberwick’s net assets decreased by $64.9 million, or approximately 18.7% during the year ended March 31, 2021: net assets have decreased from approximately $347.8 million as of March 31, 2020 to approximately $282.9 million as of March 31, 2021.  This decrease is not due to performance rather it is due to normal and customary redemptions by the Richman shareholders in their ordinary course of business. Current net assets are $282.4 million as of March 31, 2021.

This letter is intended to assist shareholders in understanding how Pemberwick performed during the year ended March 31, 2021 and includes the views of the investment advisor at the time of this writing. Of course, these views may change and do not guarantee the future performance of Pemberwick or the markets. Portfolio composition is subject to change. The current and future portfolio holdings of Pemberwick are subject to investment risk.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks. By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Bloomberg Barclays 1-3 Year US Government/Credit Total Return Index Value Unhedged – The Bloomberg Barclays 1-3 Year US Government/Credit Bond Index is a broad-based benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, US dollar-denominated, fixed-rate Treasuries, government-related and corporate securities.  It is not possible to invest in an index.

ICE LIBOR USD 3 Month– London – Interbank Offered Rate – ICE Benchmark Administration Fixing for US Dollar. The fixing is conducted each day at 11am & released at 11.45am (London time). The rate is an average derived from the quotations provided by the banks determined by the ICE Benchmark Administration.

Duration (Workout Date in Years) – The number of years from today to the workout of the instrument. The workout of the instrument is the call date (if applicable) or the maturity date.  For mortgage backed instruments the weighted average life is used instead of the maturity.

Investment grade – issuer credit ratings are those that are above BBB– or Baa for S&P or Moody’s respectively.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

The Pemberwick Fund is distributed by Quasar Distributors, LLC

Pemberwick Fund (Unaudited)

Comparison of the Change in Value of a Hypothetical $10,000 Investment
in the Pemberwick Fund and
Bloomberg Barclays 1-3 Year US Government/Credit Index
(Unaudited)

Average Annual Total Return					Since Inception
Periods Ended March 31, 2021:	1 Year	3 Year	5 Year	10 Year	(2/1/2010)
Pemberwick Fund (No Load)	4.49%	2.22%	1.71%	1.32%	1.43%
Bloomberg Barclays 1-3 Year
US Government/Credit Index	1.57%	3.04%	2.00%	1.57%	1.61%

Total Annual Fund Operating Expenses as of 7/31/2020 Prospectus: 0.40%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-893-4491.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on March 31, 2011.  Returns reflect the reinvestment of income and capital gain distributions. The performance data shown reflects a voluntary waiver made by the Adviser.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance.

The Bloomberg Barclays 1-3 Year US Government/Credit Index is an unmanaged market index and should not be considered indicative of any Pemberwick investment.  One cannot invest directly in an index.

Pemberwick Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at March 31, 2021 (Unaudited)

Percentages represent market value as a percentage of net assets.

Pemberwick Fund

SCHEDULE OF INVESTMENTS
at March 31, 2021

	Par
CORPORATE BONDS AND NOTES – 83.6%	Value	Value

Communications – 2.9%
AT&T, Inc.
1.191% (3 Month LIBOR USD + 0.950%), 07/15/2021 (a)	$5,000,000	$5,013,177
Cisco Systems, Inc.
3.000%, 06/15/2022	105,000	108,485
Comcast Corp.
3.000%, 02/01/2024	150,000	160,157
3.600%, 03/01/2024	100,000	108,852
0.871% (3 Month LIBOR USD + 0.630%), 04/15/2024 (a)	2,000,000	2,021,640
3.700%, 04/15/2024	250,000	273,109
3.375%, 02/15/2025	200,000	217,841
3.375%, 08/15/2025	100,000	108,956
3.950%, 10/15/2025	125,000	139,699
		8,151,916

Consumer, Cyclical – 0.5%
American Honda Finance Corp.
2.600%, 11/16/2022	50,000	51,767
3.625%, 10/10/2023	200,000	214,995
3.550%, 01/12/2024	250,000	270,118
2.150%, 09/10/2024	250,000	260,769
PACCAR Financial Corp.
3.100%, 05/10/2021	62,000	62,171
3.400%, 08/09/2023	60,000	63,921
Toyota Motor Credit Corp.
3.400%, 09/15/2021	130,000	131,817
2.150%, 09/08/2022	30,000	30,787
2.900%, 04/17/2024	250,000	266,346
Walmart, Inc.
4.250%, 04/15/2021	60,000	60,057
		1,412,748

Consumer, Non-cyclical – 3.2%
Abbott Laboratories
3.875%, 09/15/2025	250,000	277,555
AstraZeneca PLC
0.803% (3 Month LIBOR USD + 0.620%),
06/10/2022 (a)(e)	2,000,000	2,011,540

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

Consumer, Non-cyclical – 3.2% (Continued)
Bristol-Myers Squibb Co.
3.250%, 11/01/2023	$125,000	$133,955
Cigna Corp.
1.131% (3 Month LIBOR USD + 0.890%), 07/15/2023 (a)	2,000,000	2,025,021
Colgate-Palmolive Co.
2.250%, 11/15/2022	75,000	77,491
Eli Lilly and Co.
2.350%, 05/15/2022	70,000	71,634
Johnson & Johnson
2.250%, 03/03/2022	60,000	61,115
Novartis Capital Corp.
3.400%, 05/06/2024	50,000	54,211
PepsiCo, Inc.
3.600%, 03/01/2024	100,000	108,622
Reckitt Benckiser Treasury Services PLC
0.751% (3 Month LIBOR USD + 0.560%), 06/24/2022
(Acquired 02/15/2018, Cost $3,770,429) (a)(b)(d)(e)	3,775,000	3,796,824
The Hershey Co.
3.100%, 05/15/2021	150,000	150,486
The Procter & Gamble Co.
2.300%, 02/06/2022	60,000	61,073
UnitedHealth Group, Inc.
3.500%, 02/15/2024	260,000	281,654
		9,111,181

Energy – 0.7%
Baker Hughes Co-Obligor, Inc.
2.773%, 12/15/2022	300,000	311,252
BP Capital Markets America, Inc.
2.750%, 05/10/2023	100,000	104,851
3.790%, 02/06/2024	350,000	379,881
3.224%, 04/14/2024	300,000	322,174
3.796%, 09/21/2025	250,000	275,673
Chevron Corp.
3.191%, 06/24/2023	50,000	52,743
Chevron USA, Inc.
3.900%, 11/15/2024	250,000	275,401

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

Energy – 0.7% (Continued)
Columbia Pipeline Group, Inc.
4.500%, 06/01/2025	$180,000	$201,728
EOG Resources, Inc.
2.625%, 03/15/2023	100,000	103,860
		2,027,563

Financial – 73.4%
American Express Co.
0.717% (3 Month LIBOR USD + 0.525%), 05/17/2021 (a)	1,300,000	1,300,270
0.815% (3 Month LIBOR USD + 0.610%), 08/01/2022 (a)	1,391,000	1,399,474
American Express Credit Corp.
0.884% (3 Month LIBOR USD + 0.700%), 03/03/2022 (a)	6,990,000	7,025,333
AvalonBay Communities, Inc.
4.200%, 12/15/2023	250,000	272,404
Banco Santander SA
1.785% (3 Month LIBOR USD + 1.560%), 04/11/2022 (a)(e)	3,800,000	3,847,962
1.265% (3 Month LIBOR USD + 1.090%), 02/23/2023 (a)(e)	9,750,000	9,865,392
1.344% (3 Month LIBOR USD + 1.120%), 04/12/2023 (a)(e)	2,900,000	2,941,692
Bank of America Corp.
1.643% (3 Month LIBOR USD + 1.420%), 04/19/2021 (a)	3,500,000	3,501,947
0.851% (3 Month LIBOR USD + 0.650%), 06/25/2022 (a)	2,500,000	2,503,029
1.404% (3 Month LIBOR USD + 1.180%), 10/21/2022 (a)	5,400,000	5,432,588
1.384% (3 Month LIBOR USD + 1.160%), 01/20/2023 (a)	850,000	856,748
1.218% (3 Month LIBOR USD + 1.000%), 04/24/2023 (a)	1,000,000	1,008,638
0.984% (3 Month LIBOR USD + 0.790%), 03/05/2024 (a)	1,850,000	1,868,553
Bank of Montreal
0.807% (3 Month LIBOR USD + 0.630%), 09/11/2022 (a)(e)	3,300,000	3,325,133
Canadian Imperial Bank of Commerce
0.910% (3 Month LIBOR USD + 0.720%), 06/16/2022 (a)(e)	4,496,000	4,529,138
Capital One Financial Corp.
0.932% (3 Month LIBOR USD + 0.720%), 01/30/2023 (a)	4,583,000	4,617,348
Capital One NA
1.362% (3 Month LIBOR USD + 1.150%), 01/30/2023 (a)	5,291,000	5,329,006
Citigroup, Inc.
1.392% (3 Month LIBOR USD + 1.190%), 08/02/2021 (a)	1,570,000	1,575,782
1.246% (3 Month LIBOR USD + 1.070%), 12/08/2021 (a)	5,000,000	5,029,428
1.168% (3 Month LIBOR USD + 0.950%), 07/24/2023 (a)	4,800,000	4,839,851

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

Financial – 73.4% (Continued)
Citigroup, Inc. (Continued)
1.621% (3 Month LIBOR USD + 1.430%), 09/01/2023 (a)	$2,000,000	$2,032,297
1.292% (3 Month LIBOR USD + 1.100%), 05/17/2024 (a)	900,000	913,247
Credit Suisse Group AG
1.384% (3 Month LIBOR USD + 1.200%), 12/14/2023
(Acquired 09/11/2017, Cost $8,351,824) (a)(b)(d)(e)	8,300,000	8,352,595
1.424% (3 Month LIBOR USD + 1.240%),
06/12/2024 (Acquired 06/06/2018 through
06/07/2018, Cost $1,010,018) (a)(b)(d)(e)	1,000,000	1,010,526
Credit Suisse Group Funding Guernsey Ltd.
2.513% (3 Month LIBOR USD + 2.290%), 04/16/2021 (a)(e)	1,000,000	1,000,681
ERP Operating LP
4.625%, 12/15/2021	75,000	76,401
Federal Realty Investment Trust
2.750%, 06/01/2023	150,000	155,961
3.950%, 01/15/2024	217,000	235,662
HSBC Holdings PLC
1.189% (3 Month LIBOR USD + 1.000%), 05/18/2024 (a)(e)	4,810,000	4,861,356
M&T Bank Corp.
0.895% (3 Month LIBOR USD + 0.680%), 07/26/2023 (a)	6,000,000	6,062,321
MetLife, Inc.
4.368%, 09/15/2023 (a)	250,000	273,271
3.000%, 03/01/2025	100,000	107,243
3.600%, 11/13/2025	125,000	137,535
Mitsubishi UFJ Financial Group, Inc.
1.244% (3 Month LIBOR USD + 1.060%), 09/13/2021 (a)(e)	2,000,000	2,008,600
0.928% (3 Month LIBOR USD + 0.740%), 03/02/2023 (a)(e)	4,432,000	4,470,122
1.075% (3 Month LIBOR USD + 0.860%), 07/26/2023 (a)(e)	1,000,000	1,012,429
Mizuho Financial Group, Inc.
1.324% (3 Month LIBOR USD + 1.140%), 09/13/2021 (a)(e)	4,000,000	4,019,187
1.130% (3 Month LIBOR USD + 0.940%), 02/28/2022 (a)(e)	5,400,000	5,438,804
0.984% (3 Month LIBOR USD + 0.790%), 03/05/2023 (a)(e)	7,420,000	7,504,197
1.063% (3 Month LIBOR USD + 0.840%), 07/16/2023 (a)(e)	1,000,000	1,006,747
Morgan Stanley
1.624% (3 Month LIBOR USD + 1.400%), 04/21/2021 (a)	5,600,000	5,603,727
1.152% (3 Month LIBOR USD + 0.930%), 07/22/2022 (a)	5,420,000	5,432,458

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

Financial – 73.4% (Continued)
Morgan Stanley (Continued)
1.618% (3 Month LIBOR USD + 1.400%), 10/24/2023 (a)	$2,000,000	$2,037,045
1.413% (3 Month LIBOR USD + 1.220%), 05/08/2024 (a)	1,329,000	1,350,180
Northern Trust Corp.
3.375%, 08/23/2021	25,000	25,303
PNC Bank N.A.
0.672% (3 Month LIBOR USD + 0.450%), 07/22/2022 (a)	1,000,000	1,001,363
Principal Financial Group Inc
3.125%, 05/15/2023	250,000	263,790
Public Storage
2.370%, 09/15/2022	180,000	184,899
Realty Income Corp.
4.650%, 08/01/2023	125,000	135,600
3.875%, 07/15/2024	146,000	159,772
3.875%, 04/15/2025	150,000	164,985
Royal Bank of Canada
0.935% (3 Month LIBOR USD + 0.730%), 02/01/2022 (a)(e)	5,355,000	5,381,019
Simon Property Group LP
2.350%, 01/30/2022	50,000	50,569
3.750%, 02/01/2024	250,000	269,289
2.000%, 09/13/2024	150,000	155,341
3.375%, 10/01/2024	250,000	268,937
3.500%, 09/01/2025	100,000	108,352
State Street Corp.
1.950%, 05/19/2021	25,000	25,053
Sumitomo Mitsui Financial Group, Inc.
1.344% (3 Month LIBOR USD + 1.110%), 07/14/2021 (a)(e)	6,013,000	6,030,864
1.363% (3 Month LIBOR USD + 1.140%), 10/19/2021 (a)(e)	2,000,000	2,011,731
0.963% (3 Month LIBOR USD + 0.740%), 01/17/2023 (a)(e)	1,980,000	1,994,353
1.083% (3 Month LIBOR USD + 0.860%), 07/19/2023 (a)(e)	2,200,000	2,227,521
The Bank of New York Mellon Corp.
1.262% (3 Month LIBOR USD + 1.050%), 10/30/2023 (a)	9,036,000	9,159,192
The Bank of Nova Scotia
0.816% (3 Month LIBOR USD + 0.640%), 03/07/2022 (a)(e)	4,700,000	4,724,526

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

Financial – 73.4% (Continued)
The Goldman Sachs Group, Inc.
0.925% (3 Month LIBOR USD + 0.750%), 02/23/2023 (a)	$300,000	$302,140
1.244% (3 Month LIBOR USD + 1.050%), 06/05/2023 (a)	6,689,000	6,738,886
1.218% (3 Month LIBOR USD + 1.000%), 07/24/2023 (a)	2,449,000	2,467,355
1.790% (3 Month LIBOR USD + 1.600%), 11/29/2023 (a)	4,800,000	4,941,999
The Toronto-Dominion Bank
1.237% (3 Month LIBOR USD + 1.000%), 04/07/2021 (a)(e)	1,500,000	1,500,095
0.607% (3 Month LIBOR USD + 0.430%), 06/11/2021 (a)(e)	2,350,000	2,352,097
0.721% (3 Month LIBOR USD + 0.530%), 12/01/2022 (a)(e)	2,000,000	2,015,474
0.367% (SOFR + 0.355%), 03/04/2024 (a)(e)	3,500,000	3,502,876
Truist Bank
0.792% (3 Month LIBOR USD + 0.590%), 08/02/2022 (a)	6,700,000	6,711,474
Truist Financial Corp.
0.852% (3 Month LIBOR USD + 0.650%), 04/01/2022 (a)	3,600,000	3,620,046
UBS Group AG
1.144% (3 Month LIBOR USD + 0.950%), 08/15/2023
(Acquired 10/05/2017, Cost $1,514,294) (a)(b)(e)	1,500,000	1,513,986
Wells Fargo & Co.
4.600%, 04/01/2021	60,000	60,000
2.100%, 07/26/2021	110,000	110,635
1.442% (3 Month LIBOR USD + 1.230%), 10/31/2023 (a)	925,000	939,649
		207,291,479

Industrial – 1.0%
ABB Finance USA, Inc.
2.875%, 05/08/2022	250,000	257,109
Burlington Northern Santa Fe LLC
3.000%, 04/01/2025	100,000	107,744
7.000%, 12/15/2025	215,000	271,768
Caterpillar Financial Services Corp.
2.150%, 11/08/2024	300,000	314,175
Caterpillar, Inc.
3.400%, 05/15/2024	60,000	64,792
General Dynamics Corp.
3.000%, 05/11/2021	105,000	105,289
2.250%, 11/15/2022	60,000	61,638
General Electric Co.
4.000% (3 Month LIBOR USD + 2.280%), 12/29/2049 (a)(b)	1,234,000	1,089,782

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

Industrial – 1.0% (Continued)
Honeywell International, Inc.
1.850%, 11/01/2021	$60,000	$60,489
John Deere Capital Corp.
2.650%, 01/06/2022	50,000	50,927
2.800%, 01/27/2023	60,000	62,711
The Boeing Co.
2.800%, 03/01/2023	120,000	124,387
2.850%, 10/30/2024	100,000	104,744
2.500%, 03/01/2025	100,000	102,529
		2,778,084

Technology – 0.7%
Apple, Inc.
2.150%, 02/09/2022	155,000	157,573
2.400%, 05/03/2023	60,000	62,701
3.000%, 02/09/2024	250,000	266,912
3.200%, 05/13/2025	150,000	162,842
Intel Corp.
1.700%, 05/19/2021	110,000	110,085
3.300%, 10/01/2021	33,000	33,490
3.100%, 07/29/2022	50,000	51,806
International Business Machines Corp.
3.375%, 08/01/2023	150,000	160,890
3.625%, 02/12/2024	100,000	109,051
3.000%, 05/15/2024	250,000	268,222
7.000%, 10/30/2025	150,000	188,940
Microsoft Corp.
1.550%, 08/08/2021	225,000	225,812
Oracle Corp.
2.500%, 05/15/2022	190,000	193,745
Texas Instruments, Inc.
1.850%, 05/15/2022	60,000	61,055
		2,053,124

Utilities – 1.2%
Baltimore Gas and Electric Co.
3.350%, 07/01/2023	300,000	317,203

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

Utilities – 1.2% (Continued)
Berkshire Hathaway Energy Co.
3.750%, 11/15/2023	$250,000	$268,491
3.500%, 02/01/2025	200,000	216,589
DTE Electric Co.
3.900%, 06/01/2021	55,000	55,102
Duke Energy Carolinas LLC
3.900%, 06/15/2021	25,000	25,064
Duke Energy Progress LLC
2.800%, 05/15/2022	70,000	71,469
3.250%, 08/15/2025	100,000	108,134
Entergy Arkansas LLC
3.050%, 06/01/2023	250,000	262,244
3.700%, 06/01/2024	140,000	152,066
Entergy Louisiana LLC
5.400%, 11/01/2024	100,000	115,782
Louisville Gas and Electric Co.
3.300%, 10/01/2025	150,000	162,128
PacifiCorp
3.600%, 04/01/2024	210,000	226,313
PECO Energy Co.
3.150%, 10/15/2025	125,000	134,538
Potomac Electric Power Co.
3.600%, 03/15/2024	140,000	150,486
Public Service Electric and Gas Co.
3.000%, 05/15/2025	175,000	186,529
0.950%, 03/15/2026	300,000	296,102
San Diego Gas & Electric Co.
3.000%, 08/15/2021	30,000	30,299
3.600%, 09/01/2023	250,000	266,814
Southern California Edison Co.
3.875%, 06/01/2021	40,000	40,048
3.400%, 06/01/2023	50,000	52,959
1.100%, 04/01/2024	300,000	300,216
		3,438,576

TOTAL CORPORATE BONDS AND NOTES
(Cost $235,095,666)		236,264,671

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

COLLATERALIZED	Par
MORTGAGE OBLIGATIONS – 2.3%	Value	Value

Federal Home Loan Mortgage
Corporation REMICS – 0.9%
Series 2989, Class TG
5.000%, 06/15/2025	$10,051	$10,657
Series 3002, Class YD
4.500%, 07/15/2025	4,313	4,559
Series 3775, Class EM
3.500%, 11/15/2025	26,034	27,328
Series 3990, Class UB
2.500%, 01/15/2026	12,648	12,676
Series 4266, Class BG
2.500%, 04/15/2026	65,927	68,443
Series 3917, Class AB
1.750%, 07/15/2026	32,570	33,056
Series 3970, Class HB
3.000%, 12/15/2026	200,000	211,958
Series 4020, Class PA
2.750%, 03/15/2027	41,845	43,474
Series 2091, Class PG
6.000%, 11/15/2028	238,444	269,430
Series 2097, Class PZ
6.000%, 11/15/2028	152,257	171,800
Series 2526, Class FI
1.159% (1 Month LIBOR USD + 1.000%), 02/15/2032 (a)	32,091	32,842
Series 4203, Class DM
3.000%, 04/15/2033	98,711	104,827
Series 4363, Class EJ
4.000%, 05/15/2033	72,400	78,148
Series 2682, Class LD
4.500%, 10/15/2033	38,597	43,575
Series 4453, Class DA
3.500%, 11/15/2033	132,101	139,685
Series 2759, Class TC
4.500%, 03/15/2034	188,352	210,245
Series 2881, Class AE
5.000%, 08/15/2034	2,474	2,548
Series 2933, Class HD
5.500%, 02/15/2035	5,874	6,631

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

Federal Home Loan Mortgage
Corporation REMICS – 0.9% (Continued)
Series 4305, Class KA
3.750%, 10/15/2039	$9,948	$10,246
Series 3824, Class PA
4.500%, 07/15/2040	25,690	27,303
Series 3928, Class HC
2.500%, 08/15/2040	20,999	21,306
Series 3890, Class BA
2.500%, 11/15/2040	39,156	39,801
Series 4045, Class HC
2.000%, 07/15/2041	35,400	36,270
Series 4002, Class LB
2.000%, 09/15/2041	138,603	142,047
Series 4171, Class NG
2.000%, 06/15/2042	167,900	172,108
Series 4305, Class AL
2.000%, 10/15/2043	22,980	23,721
Series 4472, Class MA
3.000%, 05/15/2045	117,560	125,700
Series 4305, Class A
3.500%, 06/15/2048	23,179	23,489
Series 4949, Class PM
2.500%, 02/25/2050	350,627	364,548
		2,458,421

Federal National Mortgage Association REMICS – 1.2%
Series 2005-40, Class YG
5.000%, 05/25/2025	9,182	9,688
Series 2011-110, Class CYA
3.500%, 11/25/2026	352,020	369,648
Series 2007-27, Class MQ
5.500%, 04/25/2027	3,214	3,517
Series 2012-101, Class AB
1.500%, 06/25/2027	86,624	88,398
Series 2012-66, Class HE
1.500%, 06/25/2027	33,030	33,575

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

Federal National Mortgage
Association REMICS – 1.2% (Continued)
Series 2012-148, Class BQ
1.250%, 01/25/2028	$93,266	$95,062
Series 2013-124, Class BD
2.500%, 12/25/2028	88,077	91,203
Series 2014-8, Class DA
4.000%, 03/25/2029	70,252	74,092
Series 2002-56, Class PE
6.000%, 09/25/2032	80,246	93,264
Series 2013-72, Class HG
3.000%, 04/25/2033	180,536	191,812
Series 2003-127, Class EG
6.000%, 12/25/2033	109,496	127,299
Series 2004-60, Class AB
5.500%, 04/25/2034	273,842	286,865
Series 2005-48, Class AU
5.500%, 06/25/2035	65,003	73,296
Series 2005-62, Class CQ
4.750%, 07/25/2035	182	183
Series 2005-64, Class PL
5.500%, 07/25/2035	15,219	17,217
Series 2005-68, Class PG
5.500%, 08/25/2035	13,489	15,366
Series 2005-83A, Class LA
5.500%, 10/25/2035	6,883	7,914
Series 2006-57, Class AD
5.750%, 06/25/2036	15,819	16,679
Series 2011-9, Class LH
3.500%, 01/25/2039	158,991	164,615
Series 2009-47, Class PA
4.500%, 07/25/2039	801	820
Series 2010-68, Class EP
4.500%, 12/25/2039	42,511	44,867
Series 2014-19, Class HA
2.000%, 06/25/2040	64,185	65,558
Series 2010-123, Class FE
4.500%, 11/25/2040	106,860	119,570

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

Federal National Mortgage
Association REMICS – 1.2% (Continued)
Series 2012-49, Class QJ
1.750%, 12/25/2040	$83,650	$84,772
Series 2012-31, Class NP
2.000%, 04/25/2041	40,419	41,211
Series 2012-38, Class PA
2.000%, 09/25/2041	36,741	37,816
Series 2013-18, Class PA
2.000%, 11/25/2041	156,875	162,080
Series 2012-102, Class HA
2.000%, 02/25/2042	83,915	86,174
Series 2012-90, Class DA
1.500%, 03/25/2042	73,430	73,622
Series 2012-134, Class VP
3.000%, 10/25/2042	122,542	128,077
Series 2013-6, Class LD
2.000%, 02/25/2043	56,316	58,186
Series 2012-139, Class JA
3.500%, 12/25/2042	273,140	298,069
Series 2013-14, Class QD
1.500%, 03/25/2043	47,955	47,947
Series 2016-60, Class Q
1.750%, 09/25/2046	124,765	129,107
Series 2017-77, Class RL
2.000%, 10/25/2047	97,199	99,769
		3,237,338
Government National Mortgage
Association REMICS – 0.2%
Series 2013-88, Class WA
5.027%, 06/20/2030 (a)	30,497	32,250
Series 2007-11, Class PE
5.500%, 03/20/2037	10,606	11,936
Series 2010-58, Class YJ
3.000%, 05/16/2039	21,283	21,404
Series 2010-112, Class NG
2.250%, 09/16/2040	119,964	125,169

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

Government National Mortgage
Association REMICS – 0.2% (Continued)
Series 2013-64, Class LP
1.500%, 08/20/2041	$189,505	$194,172
Series 2013-56, Class AP
2.000%, 11/16/2041	100,164	103,906
Series 2012-106, Class MA
2.000%, 11/20/2041	125,494	129,766
Series 2012-48, Class MA
2.500%, 04/16/2042	69,735	74,043
		692,646
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $6,094,684)		6,388,405

U.S. GOVERNMENT AGENCY OBLIGATIONS – 0.8%

Federal Home Loan Mortgage Corp. – 0.2%
5.500%, 11/01/2021, Gold Pool #G12454	310	312
5.500%, 04/01/2023, Gold Pool #G13145	2,766	2,852
4.000%, 02/01/2026, Gold Pool #J14494	14,707	15,714
4.000%, 06/01/2026, Gold Pool #J15974	5,688	6,075
3.000%, 12/01/2026. Gold Pool #GN455993	50,579	53,510
4.500%, 06/01/2029, Gold Pool #C91251	6,308	6,867
4.500%, 12/01/2029, Gold Pool #C91281	12,312	13,526
4.500%, 04/01/2030, Gold Pool #C91295	6,668	7,326
3.000%, 05/01/2047, Gold Pool #ZT1361	343,129	365,294
		471,476

Federal National Mortgage Association – 0.6%
2.000%, 01/05/2022	300,000	304,474
5.000%, 05/01/2023, Pool #254762	2,262	2,501
5.500%, 01/01/2024, Pool #AD0471	485	491
5.000%, 12/01/2025, Pool #256045	9,076	10,044
5.500%, 05/01/2028, Pool #257204	9,065	10,139
4.000%, 08/01/2029, Pool #MA0142	10,644	11,436
2.000%, 03/01/2036, Pool #BP3785	430,000	441,807
5.500%, 04/01/2037, Pool #AD0249	14,362	16,720
5.000%, 10/01/2039, Pool #AC3237	29,920	34,844

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

Federal National Mortgage
Association – 0.6% (Continued)
3.000%, 06/01/2046, Pool #FM5719	$513,175	$548,094
3.000%, 11/01/2049, Pool #FM2014	353,551	373,636
		1,754,186
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,222,311)		2,225,662

U.S. TREASURY OBLIGATIONS – 9.4%

U.S. Treasury Notes – 9.4%
2.375%, 04/15/2021	1,000,000	1,000,894
1.375%, 04/30/2021	1,025,000	1,026,088
3.125%, 05/15/2021	1,205,000	1,209,488
2.125%, 05/31/2021	1,600,000	1,605,445
2.625%, 06/15/2021	1,100,000	1,105,812
1.125%, 06/30/2021	1,100,000	1,102,912
2.625%, 07/15/2021	1,100,000	1,108,282
2.250%, 07/31/2021	500,000	503,728
2.750%, 08/15/2021	500,000	505,136
2.000%, 08/31/2021	500,000	504,083
2.750%, 09/15/2021	500,000	506,195
1.125%, 09/30/2021	500,000	502,676
1.500%, 10/31/2021	600,000	605,074
2.000%, 11/15/2021	300,000	303,652
1.500%, 11/30/2021	600,000	605,759
2.000%, 12/31/2021	500,000	507,225
1.375%, 01/31/2022	500,000	505,452
1.750%, 02/28/2022	700,000	710,674
1.750%, 06/30/2022	400,000	408,250
2.000%, 07/31/2022	500,000	512,656
1.875%, 08/31/2022	500,000	512,441
1.875%, 09/30/2022	200,000	205,250
1.375%, 10/15/2022	300,000	305,742
2.000%, 11/30/2022	500,000	515,508
2.125%, 12/31/2022	500,000	517,275
1.500%, 01/15/2023	300,000	307,266
1.250%, 07/31/2023	2,809,000	2,877,195

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

SCHEDULE OF INVESTMENTS (Continued)
at March 31, 2021

	Par
	Value	Value

U.S. Treasury Notes – 9.4% (Continued)
2.250%, 12/31/2023	$400,000	$421,430
2.125%, 03/31/2024	400,000	421,148
2.000%, 04/30/2024	720,000	755,845
1.250%, 08/31/2024	200,000	205,238
1.500%, 11/30/2024	200,000	206,840
1.375%, 01/31/2025	575,000	591,745
2.000%, 02/15/2025	500,000	526,768
2.125%, 05/15/2025	800,000	847,047
2.750%, 06/30/2025	500,000	542,588
2.875%, 07/31/2025	500,000	545,498
2.750%, 08/31/2025	500,000	543,193
2.250%, 11/15/2025	520,000	553,891
2.625%, 01/31/2026	200,000	216,559
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $26,459,567)		26,457,948

SHORT-TERM INVESTMENT – 4.0%

Money Market Fund – 4.0%
First American Government
Obligations Fund – Class X, 0.04% (c)	11,405,982	11,405,982
TOTAL SHORT-TERM INVESTMENT
(Cost $11,405,982) – 4.0%		11,405,982
TOTAL INVESTMENTS
(Cost $281,278,210) – 100.1%		282,742,668
Liabilities in Excess of Other Assets – (0.1%)		(334,005)
TOTAL NET ASSETS – 100.0%		$282,408,663

Percentages are stated as a percent of net assets.
PLC – Public Limited Company
REMICS – Real Estate Mortgage Investment Conduits
LIBOR – London Inter-bank Offered Rate
(a)	Variable or Floating Rate Security. The rate shown represents the rate at March 31, 2021.
(b)	Security is a perpetual bond and has no definite maturity date.
(c)	The rate shown represents the fund’s 7-day yield as of March 31, 2021.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors. At March 31, 2021, the market value of these securities total $13,159,945 which represents 4.7% of total net assets.

(e)	U.S. traded security of a foreign issuer or corporation.

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENT OF ASSETS AND LIABILITIES
at March 31, 2021

Assets:
Investments in securities, at value (cost of $281,278,210)	$282,742,668
Receivables:
Dividends and interest	644,998
Prepaid expenses and other assets	6,548
Total assets	283,394,214

Liabilities:
Payables:
Securities purchased	301,188
Distributions to shareholders	21,054
Fund shares redeemed	500,000
Advisory fee	36,770
Administration and fund accounting fees	73,313
Reports to shareholders	2,757
Custody fees	8,213
Transfer agent fees and expenses	14,710
Other accrued expenses	27,546
Total liabilities	985,551

Net assets	$282,408,663

Net assets consist of:
Capital stock	$281,707,041
Total distributable earnings	701,622
Net assets	$282,408,663

Shares issued (Unlimited number of beneficial interest
authorized, $0.01 par value)	28,095,286
Net asset value, offering price and redemption price per share	$10.05

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENT OF OPERATIONS
Year Ended March 31, 2021

Investment income:
Interest income	$3,803,080
Total investment income	3,803,080

Expenses:
Investment advisory fees (Note 4)	807,002
Administration and fund accounting fees (Note 4)	319,906
Transfer agent fees and expenses	62,551
Federal and state registration fees	7,664
Audit fees	17,005
Compliance expense	16,069
Legal fees	38,225
Reports to shareholders	3,590
Trustees’ fees and expenses	11,234
Custody fees	32,457
Other	14,222
Total expenses before waiver from advisor	1,329,925
Expense waiver from advisor (Note 4)	(322,801)
Net expenses	1,007,124
Net investment income	2,795,956

Realized and unrealized gain on investments:
Net realized gain on investments	89,574
Net change in unrealized appreciation on investments	12,617,899
Net realized and unrealized gain on investments	12,707,473
Net increase in net assets resulting from operations	$15,503,429

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
Operations:
Net investment income	$2,795,956	$8,736,978
Net realized gain on investments	89,574	4,189
Net change in unrealized appreciation
(depreciation) on investments	12,617,899	(9,821,299)
Net increase (decrease) in net assets
resulting from operations	15,503,429	(1,080,132)

Distributions to Shareholders From:
Distributable earnings	(2,822,380)	(8,766,061)
Total distributions	(2,822,380)	(8,766,061)

Capital Share Transactions:
Proceeds from shares sold	43,456,876	78,775,456
Proceeds from shares issued to holders
in reinvestment of dividends	2,887,704	8,821,509
Cost of shares redeemed	(124,372,041)	(95,277,156)
Net decrease in net assets
from capital share transactions	(78,027,461)	(7,680,191)
Total decrease in net assets	(65,346,412)	(17,526,384)

Net Assets:
Beginning of year	347,755,075	365,281,459
End of year	$282,408,663	$347,755,075

Changes in Shares Outstanding:
Shares sold	4,333,745	7,857,262
Proceeds from shares issued to
holders in reinvestment of dividends	288,666	882,676
Shares redeemed	(12,383,876)	(9,518,534)
Net decrease in shares outstanding	(7,761,465)	(778,596)

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

					Eleven
					Months
					Ended		Year Ended
	Year Ended March 31,				March 31,		April 30,
	2021	2020	2019	2018	2017*		2016
Net Asset Value – Beginning of Period	$9.70	$9.97	$9.98	$10.03	$10.05		$10.06

Income from Investment Operations:
Net investment income	0.09	0.24	0.26	0.15	0.09		0.09 [1]
Net realized and unrealized
gain (loss) on investments	0.35	(0.27)	(0.01)	(0.05)	(0.02)		(0.01)
Total from investment operations	0.44	(0.03)	0.25	0.10	0.07		0.08

Less Distributions:
Dividends from net investment income	(0.09)	(0.24)	(0.26)	(0.15)	(0.09)		(0.09)
Total distributions	(0.09)	(0.24)	(0.26)	(0.15)	(0.09)		(0.09)
Net Asset Value – End of Period	$10.05	$9.70	$9.97	$9.98	$10.03		$10.05

Total Return[2]	4.49%	-0.31%	2.53%	1.02%	0.68	%^	0.85%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$282,409	$347,755	$365,281	$280,320	$184,098		$177,808
Ratio of operating expenses
to average net assets[3]:
Before reimbursements	0.41%	0.40%	0.39%	0.42%	0.67	%+	0.74%
After reimbursements	0.31%	0.30%	0.29%	0.32%	0.40	%+	0.39%
Ratio of net investment income
to average net assets[3]:
Before reimbursements	0.77%	2.33%	2.51%	1.42%	0.68	%+	0.57%
After reimbursements	0.87%	2.43%	2.61%	1.52%	0.95	%+	0.92%
Portfolio turnover rate	13%	30%	24%	38%	17	%^	45%

+	Annualized
^	Not Annualized
[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]
Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any.

[3]	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated (See Note 4).
*	Fund changed its fiscal year from April 30 to March 31.

The accompanying notes are an integral part of these financial statements.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS
March 31, 2021

NOTE 1 – ORGANIZATION

The Pemberwick Fund (the “Pemberwick Fund” or the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006.  The Fund is an open-end investment management company and is a non-diversified series of the Trust.  The Pemberwick Fund, a series of FundVantage Trust (the “Predecessor Fund”) was reorganized into a newly created series of the Trust (the “Reorganization”) pursuant to an Agreement and Plan of Reorganization dated November 1, 2016. The Reorganization was approved by the shareholders of the Predecessor Fund at a meeting held on November 17, 2016. The Predecessor Fund transferred all its assets to the Fund in exchange for shares of the Fund and the assumption by the Fund of all the known liabilities of the Predecessor Fund.  The Predecessor Fund commenced operations on February 1, 2010. Pemberwick Investment Advisors LLC (“Pemberwick” or the “Advisor”) serves as the investment advisor to the Fund, and J.P. Morgan Investment Management Inc. (“J.P. Morgan” or the “Sub-Advisor”) serves as the sub-advisor to the Fund. Pemberwick and J.P. Morgan also served as the advisor and sub-advisor, respectively, to the Predecessor Fund.  The Fund changed its fiscal year end from April 30 to March 31 in 2017. The investment objective of the Fund is to seek maximum current income that is consistent with liquidity and stability of principal.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken or expected to be taken on a tax return.  The tax returns for the Fund for the prior three fiscal years are open for examination.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Discounts and premiums on fixed income securities are amortized using the effective interest method.

The Fund distributes substantially all of its net investment income, if any, which is declared daily as a dividend and paid monthly.  Any net capital gain realized by the Fund will be distributed annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.	Redemption Fees: The Fund does not charge redemption fees to shareholders.

F.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of March 31, 2021, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Debt Securities:  Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 2 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Short-term debt instruments having a maturity of less than 60 days are valued at the evaluated mean price supplied by an approved pricing service. Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board. Short-term debt securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

The Board delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of March 31, 2021, was comprised of officers of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$236,264,671	$—	$236,264,671
Collateralized
Mortgage Obligations	—	6,388,405	—	6,388,405
U.S. Government
Agency Obligations	—	2,225,662	—	2,225,662
U.S. Treasury Obligations	—	26,457,948	—	26,457,948
Short-Term Investments	11,405,982	—	—	11,405,982
Total Investments
in Securities	$11,405,982	$271,336,686	$—	$282,742,668

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended March 31, 2021, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.25% from the Fund based upon the average daily net assets of the Fund.  For the fiscal year ended March 31, 2021, the Fund incurred $807,002 in advisory fees.  Advisory fees payable at March 31, 2021 for the Fund were $36,770.  The Advisor has hired J.P. Morgan Investment Management Inc. as a sub-advisor to manage the U.S. Treasuries and agency debt portion of the Fund.  The Advisor pays the Sub-Advisor fee for the Pemberwick Fund from its own assets and these fees are not an additional expense of the Fund.

The Fund is responsible for its own operating expenses.  The Advisor voluntarily waives 10 basis points of the annual investment advisory fee Pemberwick is entitled to receive from the Fund pursuant to the advisory agreement between Pemberwick and the Fund. Such waiver will continue until Pemberwick notifies the Fund of a change in its

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

voluntary waiver or its discontinuation.  For the fiscal year ended March 31, 2021, the Advisor voluntarily waived fees in the amount of $322,801.  The fees waived by the Advisor are not subject to recoupment.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the fiscal year ended March 31, 2021, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration and fund accounting	$319,906
Custody	$32,457
Transfer agency(a)	$25,687

(a)  Does not include out-of-pocket expenses.

At March 31, 2021, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and fund accounting	$73,313
Custody	$8,213
Transfer agency(a)	$6,732

(a)  Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the fiscal year ended March 31, 2021, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

Purchases
U.S. Government Obligations	$17,232,323
Other	$22,807,341

Sales
U.S. Government Obligations	$29,094,301
Other	$78,814,719

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of March 31, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$281,278,210
Gross unrealized appreciation	1,644,458
Gross unrealized depreciation	(180,000)
Net unrealized depreciation	1,464,458
Undistributed ordinary income	21,493
Undistributed long-term capital gain	—
Total distributable earnings	21,493
Capital loss carry-forwards	(763,274)
Other accumulated gains/(losses)	(21,055)
Total accumulated earnings/(losses)	$701,622

At March 31, 2021, the Fund had short-term tax basis capital losses of $211,536 with no expiration date and long-term tax basis capital losses of $551,738 with no expiration date.

The tax character of distributions paid during the year ended March 31, 2021, and the year ended March 31, 2020 was as follows:

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
Ordinary income	$2,822,380	$8,766,061

NOTE 7 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

Credit Risk: Credit risk is the risk that an issuer will not make timely payments of principal and interest.  A credit rating assigned to a particular debt security is essentially the opinion of a nationally recognized statistical rating organization (“NRSRO”) as to the credit quality of an issuer and may prove to be inaccurate.  There is also the risk that a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates.

Concentration Risk:  By concentrating its assets in the banking industry, the Fund is subject to the risk that economic, business, political or other conditions that have a negative effect on the banking industry will negatively impact the Fund to a greater extent than if the Fund’s assets were diversified across different industries or sectors.

Deflation Risk:  Deflation to the U.S. economy may cause principal to decline and inflation-linked securities could underperform securities whose interest payments are not adjusted for inflation or linked to a measure of inflation.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

Fixed Income Market Risks:  Fixed-income securities are or may be subject to interest rate, credit, liquidity, prepayment and extension risks.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed-income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed-income securities may make it more difficult to sell or buy a security at a favorable price or time.

Interest Rate Risk:  Interest rates may go up resulting in a decrease in the value of the securities held by the Fund.  Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise.  Debt securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.

Management Risk:  The Advisor’s or Sub-Advisor’s judgments about the attractiveness, value and potential appreciation of the Fund’s investments may prove to be incorrect and the investment strategies employed by the Advisor and the Sub-Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies.

Market Risk: Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.  The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

General Market Risk; Recent Market Events:  The value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Certain investments selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time. The value of the Fund’s investments may go up or down, sometimes dramatically and unpredictably, based on current market conditions, such as real or perceived adverse political or economic conditions, inflation, changes in interest rates, lack of liquidity in the fixed income markets or adverse investor sentiment.

U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time.

Pemberwick Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2021

Non-Diversification Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer.  As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Prepayment Risk: In times of declining interest rates, the Fund’s higher yielding securities will be prepaid, and the Fund will have to replace them with securities having a lower yield.

U.S. Government Agencies and Instrumentalities Securities Risk:  Securities issued by U.S. Government agencies and instrumentalities have different levels of U.S. Government credit support.  Some are backed by the full faith and credit of the U.S. Government, while others are supported by only the discretionary authority of the U.S. Government or only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government-sponsored instrumentalities because they are not obligated to do so by law.  Guarantees of timely prepayment of principal and interest do not assure that the market prices and yields of the securities are guaranteed nor do they guarantee the net asset value or performance of the Fund, which will vary with changes in interest rates, the Advisor’s success and other market conditions.

NOTE 8 – GUARANTEES AND INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940.  While no individual shareholder has a position which exceeds 25% of the voting securities of the Fund, there are numerous shareholders who are affiliated with the Advisor.  As of March 31, 2021, investors who are affiliated with the Advisor, when aggregated, owned 100% of the voting securities of the Fund.

Pemberwick Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Pemberwick Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Pemberwick Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from May 1, 2016 through March 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period from May 1, 2016 through March 31, 2017, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended April 30, 2016 were audited by other auditors, whose report dated June 28, 2016 expressed an unqualified opinion on such financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios and the former trust since 2007.

Philadelphia, Pennsylvania
May 26, 2021

Pemberwick Fund

EXPENSE EXAMPLE
March 31, 2021 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from October 1, 2020 to March 31, 2021.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pemberwick Fund

EXPENSE EXAMPLE (Continued)
March 31, 2021 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	10/1/2020	3/31/2021	10/1/2020 – 3/31/2021
Actual
Total Fund	$1,000.00	$1,003.10	$1.56

Hypothetical (5% return
before expenses)
Total Fund	$1,000.00	$1,023.38	$1.57

(1)	Expenses are equal to the fund’s annualized expense ratio of 0.31%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period).

Pemberwick Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, the Fund, a series of Manager Directed Portfolios (the “Trust”), has adopted and implemented a liquidity risk management program tailored specifically to the Fund (the “Program”). The Program seeks to promote effective liquidity risk management for the Fund and to protect Fund shareholders from dilution of their interests. The Board has designated the Fund’s investment adviser to serve as the administrator of the Program (the “Program Administrator”). Personnel of the Fund’s investment adviser conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator. The Program Administrator is required to provide a written annual report to the Board and the chief compliance officer of the Trust regarding the adequacy and effectiveness of the Program and any material changes to the Program.

Under the Program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

On November 10, 2020, the Board reviewed the Program Administrator’s assessment of the operation and effectiveness of the Program for the period June 1, 2019 through June 30, 2020 (the “Report”) and a memorandum regarding the Report prepared by the Trust’s chief compliance officer. The Report noted that the Fund’s portfolio is expected to continue to primarily hold highly liquid investments and the determination that the Fund be designated as a “primarily highly liquid fund” (as defined in Rule 22e-4) remains appropriate. The Fund can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Fund and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report noted that there were no breaches of the Fund’s restriction on holding illiquid investments exceeding 15% of its net assets during the review period. The Report confirmed that the Fund’s investment strategy was appropriate for an open-end management investment company. The Report also indicated that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Fund is reasonably likely to be able to meet redemption requests without adversely affecting non-redeeming Fund shareholders through significant dilution. The Program Administrator concluded that the during the review period, the Program was adequately designed and effectively operating to monitor the liquidity risk to the Fund, taking into account the size of the Fund, the type of business conducted, and other relevant factors.

Pemberwick Fund

NOTICE TO SHAREHOLDERS
at March 31, 2021 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-893-4491 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by calling 1-888-893-4491.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT.  The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-PORT is also available, upon request, by calling 1-888-893-4491.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-893-4491 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Pemberwick Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board, as of January 1, 2021, is currently comprised of four trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

			Number of	Other
			Funds	Directorships
	Position(s) Held		in Fund	Held by
Name,	with the Trust		Complex	Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During Past Five Years	Trustee	Past Five Years

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	9	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne	9	Trustee,
(Born 1962)	July 2016	Global Financial Services		Madison Funds,
	and Lead	(US) LLC (a provider of		since 2019
	Independent	independent governance and		(18 portfolios);
	Trustee since	distribution support for the		Trustee, XAI
	May 2017	asset management industry),		Octagon Floating
		since 2013; interim Managing		Rate &
		Director, Park Agency, Inc.,		Alternative
		since 2020.		Income Term
Trust, since 2017
(2 portfolios);
Director,
Guestlogix Inc.
(a provider of
ancillary-focused
technology to the
travel industry)
(2015 – 2016).

Pemberwick Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

			Number of	Other
			Funds	Directorships
	Position(s) Held		in Fund	Held by
Name,	with the Trust		Complex	Trustee
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	During the
and Address(1)	Time Served(3)	During Past Five Years	Trustee	Past Five Years

Lawrence T.	Trustee since	Senior Vice President and	9	None
Greenberg	July 2016	Chief Legal Officer, The Motley
(Born 1963)		Fool Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures LP,
since 2018; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006;
General Counsel Motley Fool
Asset Management, LLC
(2008 – 2019).

James R.	Trustee since	Distribution consultant since 2018,	9	None
Schoenike(2)	July 2016	President and CEO, Board of
(Born 1959)		Managers, Quasar Distributors, LLC
(2013 – 2018).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.
(2)
Mr. Schoenike became an Independent Trustee on January 1, 2021.  He was an Interested Trustee and Chairman through December 31, 2020 by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).

(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Pemberwick Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	the Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer, since	Fund Services, since 2001
July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, Fund Services, since 2005
since July 1, 2016

Justin Dausch(2)	Chief Compliance	Director, Vigilant, since 2017; Compliance Associate,
(Born 1989)	Officer and Anti-	HSBC (investment banking company), 2015 – 2017
Money Laundering
Compliance Officer,
since January 1, 2020

Alyssa M. Bernard(1)	Secretary, since	Assistant Vice President, Compliance and
(Born 1988)	August 20, 2019	Administration, Fund Services, since 2018; Attorney,
Mutual Fund Disclosure, Waddell & Reed Financial,
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2017

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-893-4491.

Pemberwick Fund

APPROVAL OF PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited)

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) met on November 9, 2020 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Pemberwick Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Pemberwick Investment Advisers, LLC (“Pemberwick”), and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Pemberwick and J.P. Morgan Investment Management Inc. (“JPMIM”).  In approving the Advisory Agreement and the Sub-Advisory Agreement, the Board relied on an SEC order issued on June 19, 2020 that conditionally exempts registered investment companies from in-person voting requirements through at least December 31, 2020.

At this meeting, and at a prior meeting held on October 13, 2020, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement and Sub-Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement and Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing the Board’s fiduciary obligations and the factors the Board should consider in the renewal of the Advisory Agreement and Sub-Advisory agreement, comparative information relating to the performance of the Fund against the Fund’s peer group and benchmark index, due diligence materials provided by Pemberwick and JPMIM, including Pemberwick’s and JPMIM’s Form ADV, information regarding Pemberwick’s and JPMIM’s compliance program, personnel and financial condition, profitability information, and other pertinent information.  The Board also reviewed the advisory fee payable by the Fund under the Advisory Agreement, the sub-advisory fee payable by Pemberwick to JPMIM under the Sub-Advisory Agreement, and comparative fee and expense information provided by Morningstar. The Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), also met in executive session with legal counsel to review their duties in considering the Advisory Agreement and the Sub-Advisory Agreement and the information provided.  The Board also took into account information routinely provided at quarterly meetings throughout the year regarding the quality of services provided by Pemberwick and JPMIM, the performance of the Fund, trading, Fund expenses, asset flows, compliance issues and related matters.

Based on their evaluation of the information provided as part of the November 9, 2020 and October 13, 2020 meetings, as well as information provided by Pemberwick and JPMIM over the course of the year, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement and Sub-Advisory Agreement for an additional one-year term.  Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement and the Sub-Advisory Agreement.

Pemberwick Fund

APPROVAL OF PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Pemberwick and JPMIM to the Fund.  The Trustees considered the services provided by Pemberwick, including implementation of the Fund’s investment strategy, sub-adviser evaluation and oversight and compliance services as well as the portfolio management, trading, and proxy voting services. In addition, the Trustees considered the specific responsibilities of Pemberwick and JPMIM in the day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of James Hussey, Wendy Fletcher, and Michelle Blakeman-Hindman, the Fund’s portfolio managers, and other key personnel at Pemberwick and JPMIM involved in the day-to-day activities of the Fund.

The Trustees noted that they had met with Pemberwick via videoconference earlier in the year to discuss Pemberwick’s and JPMIM’s services to the Fund and various business, performance, asset flows and compliance updates. The Trustees discussed Pemberwick’s and JPMIM’s compliance programs, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of each firm’s compliance program.  The Trustees also considered the effective operation of each firm’s business continuity plan during the COVID-19 pandemic. The Trustees concluded that both Pemberwick and JPMIM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreement and Sub-Advisory Agreement, respectively, and that the nature, overall quality and extent of services provided to the Fund were satisfactory.

2.	INVESTMENT PERFORMANCE OF THE FUND

The Trustees discussed the performance of the Fund for the year-to-date, one-year, three-year, five-year, and since inception periods ended June 30, 2020.  In assessing the quality of the portfolio management services delivered by Pemberwick, the investment adviser, and JPMIM, the investment sub-adviser, the Trustees reviewed the performance of both the Fund and the sleeve managed by JPMI, on an absolute basis and in comparison to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.  The Trustees also compared the Fund’s performance to a peer group of short-term bond funds (the “Morningstar Peer Group”).  The Trustees noted that Pemberwick does not manage any accounts or composites of other separately managed accounts that are similar to the Fund in terms of investment strategy.  The Trustees also reviewed information on the historical performance of a composite of other separately managed accounts of JPMIM that are similar to the sleeve of the Fund that it manages in terms of investment strategy, noting that JPMIM believes there are material differences between the Fund compared to other accounts in the strategy.

With respect to the Fund, the Trustees noted that the Fund underperformed the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index and the Morningstar Peer Group for all time periods reviewed.  The Board noted that the Fund has experienced

Pemberwick Fund

APPROVAL OF PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

positive absolute performance and noted the underperformance during the month of March 2020 due to COVID-19 and the associated market downturn.  With respect to the sleeve sub-advised by JPMIM, the Trustees noted that the sleeve underperformed the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index for all time periods reviewed, but outperformed the Morningstar Peer Group for the year-to-date, one-year, and three-year periods.

After considering all of the information, the Trustees concluded that, although past performance is not a guarantee or indication of future results, the Fund and its shareholders were likely to benefit from Pemberwick and JPMIM’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER AND SUB-ADVISER

The Trustees considered the cost of services provided by Pemberwick and Pemberwick’s advisory fee, including a review of comparative fee and expense information and peer group data.  The Trustees considered the total expense ratio of the Fund relative to the Morningstar Peer Group, as well as the fee waivers provided by Pemberwick.

The Trustees also considered Pemberwick’s financial statements, the amount of the sub-advisory fee payable to JPMIM and other financial information.  The Trustees also examined a profitability analysis prepared by Pemberwick based on the fees payable under the Advisory Agreement.  The Trustees noted that Pemberwick continues to voluntarily waive 0.10% of its management fee.

The Trustees noted that the Fund’s contractual management fee of 0.25% was below the Morningstar Peer Group average.  The Trustees observed that the Fund’s total expense ratio of 0.40% was also below the Morningstar Peer Group Average. The Trustees noted that the Fund is the sole client of Pemberwick, so there are no separately managed accounts available for comparison.  The Trustees concluded that the Fund’s expenses and the management fees paid to Pemberwick were fair and reasonable in light of the quality of services provided to the Fund.  The Trustees concluded that Pemberwick’s level of profitability from its relationship with the Fund was reasonable.

The Trustees then considered the sub-advisory fee paid to JPMIM by Pemberwick for the services provided as the Fund’s sub-adviser, including Pemberwick’s discussion of the appropriateness of the sub-advisory fee.  The Trustees concluded that the sub-advisory fee paid to JPMIM by Pemberwick was reasonable.  The Trustees also noted that the sub-advisory fee is paid by Pemberwick, not the Fund.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees considered the Fund’s asset level and discussed potential economies of scale.  The Trustees did not consider economies of scale to be a material factor. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size but was already set at an extremely low level

Pemberwick Fund

APPROVAL OF PEMBERWICK FUND INVESTMENT ADVISORY AGREEMENT
AND SUB-ADVISORY AGREEMENT (Unaudited) (Continued)

and that Pemberwick has historically voluntarily waived a portion of its management fee.  The Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between Pemberwick and the Fund at the Fund’s current asset level.

Because the sub-advisory fees payable to JPMIM is not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

Based on the information presented, the Trustees did not consider any direct or indirect benefits that could be realized by Pemberwick and JPMIM from their association with the Fund to be material factors.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement and the Sub-Advisory Agreement, each for an additional term ending November 30, 2021, as being in the best interests of the Fund and its shareholders.

Pemberwick Fund

NOTICE OF PRIVACY POLICY & PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

•	social security number;
•	account balances;
•	account transactions;
•	transaction history;
•	wire transfer instructions; and
•	checking account information.

What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-893-4491.

(This Page Intentionally Left Blank.)

Investment Advisor
Pemberwick Investment Advisors LLC
777 West Putnam Avenue
Greenwich, CT 06830

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(888) 893-4491

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

(b)	Not Applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2021	FYE 3/31/2020
Audit Fees	$17,000	$14,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2021	FYE 3/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2021	FYE 3/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.
(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*                    /s/ Douglas J. Neilson
Douglas J. Neilson, President/
     Principal Executive Officer

Date     6/4/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Douglas J. Neilson
Douglas J. Neilson, President/
    Principal Executive Officer

Date      6/4/2021

By (Signature and Title)*                    /s/ Matthew J. McVoy
Matthew J. McVoy, Treasurer/
     Principal Financial Officer

Date     6/4/2021

* Print the name and title of each signing officer under his or her signature.